UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0229

Seligman Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 850-1864

Date of fiscal year end:	12/31
Date of reporting period:	6/30/05

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
141 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 141 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Performance and Portfolio Overview	2

Understanding and Comparing Your Fund’s Expenses	7

Portfolio of Investments	8

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Notes to Financial Statements	15

Financial Highlights	22

Board of Directors and Executive Officers	28

Additional Fund Information	back cover

To The Shareholders

Your mid-year shareholder report for Seligman Growth Fund, Inc. follows this letter. This report contains the Fund’s investment results and financial statements, including a portfolio of investments.

For the six months ended June 30, 2005, the Fund posted a total return of –0.52% based on net asset value of Class A shares. This compared favorably to the Fund’s peers, as measured by the Lipper Large-Cap Core Funds Average and the Lipper Large-Cap Growth Funds Average, which returned –1.20% and –1.74%, respectively, and to the Russell 1000 Growth Index, which returned –1.72%.

We appreciate your continued support of Seligman Growth Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 10, 2005

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Shareholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Growth Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Performance and Portfolio Overview

Investment Results

Total Returns
For the Periods Ended June 30, 2005

		Average Annual
	Six Months*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(5.16)%	(2.03)%	(12.53)%	5.06%	n/a		n/a	n/a	n/a
Without Sales Charge	(0.52)	2.93	(11.66)	5.56	n/a		n/a	n/a	n/a
Class B
With CDSC†	(6.20)	(3.05)	(12.62)	n/a	n/a		n/a	n/a	n/a
Without CDSC	(1.26)	1.95	(12.37)	n/a	2.95	%‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	(3.17)	(0.02)	(12.58)	n/a	n/a		(5.10)%	n/a	n/a
Without Sales Charge and CDSC	(1.26)	1.95	(12.39)	n/a	n/a		(4.94)	n/a	n/a
Class D
With 1% CDSC	(1.94)	0.95	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	(0.95)	1.95	(12.34)	4.74	n/a		n/a	n/a	n/a
Class I	(0.25)	3.43	n/a	n/a	n/a		n/a	(3.23)%	n/a
Class R
With 1% CDSC	(1.77)	1.40	n/a	n/a	n/a		n/a	n/a	n/a
Without CDSC	(0.78)	2.40	n/a	n/a	n/a		n/a	n/a	12.22%
Lipper Large-Cap Core Funds Average**	(1.20)	4.41	(3.62)	8.15	6.51	†††	(0.48)	1.10	12.37
Lipper Large-Cap Growth Funds Average**	(1.74)	2.90	(8.81)	6.90	5.40	†††	(2.35)	(0.66)	11.30
Russell 1000 Growth Index**	(1.72)	1.68	(10.35)	7.39	5.80		(3.77)	(0.68)	11.88

See footnotes on page 4.

Performance and Portfolio Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
6/30/05	$3.86	$3.13	$3.13	$3.14	$3.92	$3.84
12/31/04	3.88	3.17	3.17	3.17	3.93	3.87
6/30/04	3.75	3.07	3.07	3.08	3.79	3.75

*	Returns for periods of less than one year are not annualized.
**	The Lipper Large-Cap Core Funds Average (Lipper Average) is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.5 billion as of June 30, 2005). Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Lipper Large-Cap Growth Funds Average (Lipper Average) is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($13.5 billion as of June 30, 2005). Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Russell 1000 Growth Index (Russell Index) measures the performance of those Russell 1000 companies (the largest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. The Lipper Averages and the Russell Index are unmanaged and assume reinvestment of all distributions and exclude the effect of sales charges and taxes. The Russell Index also excludes the effect of fees. As of June 30, 2005, Lipper classifies the Fund as a Large-Cap Core Fund. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods up to 18 months or less.
†††	From April 25, 1996.
‡	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.

Performance and Portfolio Overview

Diversification of Net Assets
June 30, 2005

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2005	December 31, 2004
Common Stocks:
Aerospace and Defense	2	$14,421,141	$17,838,876	3.8	3.7
Airlines	1	2,431,458	2,379,244	0.5	—
Automobiles	1	210,259	2,450,240	0.5	0.6
Beverages	2	20,105,079	18,220,103	3.9	3.1
Biotechnology	5	20,062,604	22,467,392	4.9	4.8
Commercial Services and Supplies	1	6,981,375	6,759,090	1.5	0.5
Communications Equipment	4	21,513,558	21,640,491	4.7	5.8
Computers and Peripherals	4	39,242,263	40,125,263	8.7	7.5
Construction and Engineering	1	4,864,802	5,211,895	1.1	0.5
Consumer Staples	—	—	—	—	0.7
Diversified Telecommunication Services	1	657,800	765,440	0.2	—
Energy Equipment and Services	2	10,470,173	13,050,532	2.8	2.0
Food and Staples Retailing	1	9,566,091	9,177,280	2.0	0.5
Health Care Equipment and Supplies	4	16,973,454	17,472,314	3.8	3.6
Health Care Providers and Services	7	24,009,893	28,324,536	6.1	2.1
Hotels, Restaurants and Leisure	2	10,344,914	15,188,505	3.3	3.9
Household Products	1	14,180,027	14,545,285	3.1	3.6
Industrial Conglomerates	2	21,863,572	23,790,029	5.1	8.0
Insurance	2	20,138,666	20,831,768	4.5	4.6
Internet and Catalog Retail	1	2,300,506	2,295,932	0.5	1.2
Internet Software and Services	1	3,315,980	3,166,553	0.7	—
IT Services	—	—	—	—	1.9
Machinery	—	—	—	—	2.0
Media	—	—	—	—	5.4
Multi-Line Retail	1	5,986,023	7,356,232	1.6	2.9
Pharmaceuticals	6	37,680,790	44,615,400	9.6	11.8
Semiconductors and Semiconductor Equipment	2	21,957,412	25,989,400	5.6	6.4
Software	3	35,286,115	32,332,615	7.0	7.8
Specialty Retail	3	25,628,105	27,689,442	6.0	2.9
Thrifts and Mortgage Finance	1	4,694,511	4,631,120	1.0	—
Tobacco	1	4,373,028	4,545,598	1.0	—
	62	399,259,599	432,860,575	93.5	97.8
Short-Term Holdings and Other Assets Less Liabilities	2	30,182,859	30,182,859	6.5	2.2
Net Assets	64	$429,442,458	$463,043,434	100.0	100.0

Performance and Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales
International Business Machines	Time Warner**
Wal-Mart Stores*	Tyco International**
Waste Management*	Caterpillar**
Symantec	Computer Associates International**
Bed Bath & Beyond	United Technologies**
Fannie Mae*	Nokia (ADR)**
Honeywell International*	Pfizer
Lowe’s*	News Corp. (Class B)**
UnitedHealth Group*	EMC
HCA*	Zimmer Holdings**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
June 30, 2005

Security	Value	Percent of Net Assets
International Business Machines	$18,225,746	3.9
Microsoft	18,119,767	3.9
General Electric	17,868,659	3.9
Intel	17,461,734	3.8
Johnson & Johnson	16,052,400	3.5
Bed Bath & Beyond	15,665,196	3.4
Procter & Gamble	14,545,285	3.1
Boeing	13,252,800	2.9
American International Group	11,457,320	2.5
Hilton Hotels	11,428,920	2.5

Largest Industries
June 30, 2005

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2005 and held for the entire six-month period ended June 30, 2005.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 1/1/05	Annualized Expense Ratio*	Ending Account Value 6/30/05	Expenses Paid During Period** 1/1/05 to 6/30/05	Ending Account Value 6/30/05	Expenses Paid During Period** 1/1/05 to 6/30/05
Class A	$1,000.00	1.39%	$994.80	$6.87	$1,017.90	$6.95
Class B	1,000.00	2.14	987.40	10.55	1,014.18	10.69
Class C	1,000.00	2.14	987.40	10.55	1,014.18	10.69
Class D	1,000.00	2.14	990.50	10.56	1,014.18	10.69
Class I	1,000.00	0.88	997.50	4.36	1,020.43	4.41
Class R	1,000.00	1.64	992.20	8.10	1,016.66	8.20

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2005 to June 30, 2005, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolio of Investments  (unaudited)
June 30, 2005

	Shares	Value
Common Stocks 93.5%
Aerospace and Defense 3.8%
Boeing	200,800	$13,252,800
Honeywell International	125,200	4,586,076
		17,838,876
Airlines 0.5%
Southwest Airlines	170,800	2,379,244
Automobiles 0.5%
Harley-Davidson	49,400	2,450,240
Beverages 3.9%
Coca-Cola	242,520	10,125,210
PepsiCo	150,100	8,094,893
		18,220,103
Biotechnology 4.9%
Affymetrix*	75,300	4,060,553
Amgen*	138,830	8,392,968
Chiron*	63,100	2,201,874
Genentech*	58,400	4,688,352
Gilead Sciences*	71,000	3,123,645
		22,467,392
Commercial Services and Supplies 1.5%
Waste Management	238,500	6,759,090
Communications Equipment 4.7%
Cisco Systems*	476,450	9,097,813
Corning*	283,600	4,713,432
Motorola	198,600	3,626,436
QUALCOMM	127,300	4,202,810
		21,640,491
Computers and Peripherals 8.7%
Dell*	175,880	6,937,587
EMC*	759,500	10,412,745
Hewlett-Packard	193,500	4,549,185
International Business Machines	245,630	18,225,746
		40,125,263
Construction and Engineering 1.1%
Fluor	90,500	5,211,895
Diversified Telecommunication Services 0.2%
NeuStar (Class A)*	29,900	765,440

See footnotes on page 11.

Portfolio of Investments  (unaudited)
June 30, 2005

	Shares	Value
Energy Equipment and Services 2.8%
Halliburton	112,200	$5,365,404
Schlumberger	101,200	7,685,128
		13,050,532
Food and Staples Retailing 2.0%
Wal-Mart Stores	190,400	9,177,280
Health Care Equipment and Supplies 3.8%
C.R. Bard	52,000	3,458,520
Baxter International	138,600	5,142,060
Boston Scientific*	70,400	1,900,800
Medtronic	134,600	6,970,934
		17,472,314
Health Care Providers and Services 6.1%
Cardinal Health	95,300	5,487,374
Express Scripts*	65,400	3,268,365
HCA	99,400	5,632,998
PacifiCare Health Systems*	46,700	3,336,715
Quest Diagnostics	48,400	2,578,268
UnitedHealth Group	96,400	5,026,296
WellPoint*	43,000	2,994,520
		28,324,536
Hotels, Restaurants and Leisure 3.3%
Hilton Hotels	479,200	11,428,920
Wendy’s International	78,900	3,759,585
		15,188,505
Household Products 3.1%
Procter & Gamble	275,740	14,545,285
Industrial Conglomerates 5.1%
3M	81,900	5,921,370
General Electric	515,690	17,868,659
		23,790,029
Insurance 4.5%
AFLAC	216,600	9,374,448
American International Group	197,200	11,457,320
		20,831,768
Internet and Catalog Retail 0.5%
eBay*	69,500	2,295,932

See footnotes on page 11.

Portfolio of Investments  (unaudited)
June 30, 2005

	Shares or Principal Amount		Value
Internet Software and Services 0.7%
Yahoo!*	91,400	shs.	$3,166,553
Multi-Line Retail 1.6%
Target	135,200		7,356,232
Pharmaceuticals 9.6%
Abbott Laboratories	189,000		9,262,890
Johnson & Johnson	246,960		16,052,400
Eli Lilly	76,500		4,261,815
Pfizer	246,968		6,811,377
Schering-Plough	210,300		4,008,318
Wyeth	94,800		4,218,600
			44,615,400
Semiconductors and Semiconductor Equipment 5.6%
Intel	670,960		17,461,734
Texas Instruments	303,800		8,527,666
			25,989,400
Software 7.0%
Microsoft	729,900		18,119,767
Oracle*	379,100		5,006,015
Symantec*	423,400		9,206,833
			32,332,615
Specialty Retail 6.0%
Bed Bath & Beyond*	374,900		15,665,196
Home Depot	177,700		6,912,530
Lowe’s	87,800		5,111,716
			27,689,442
Thrifts and Mortgage Finance 1.0%
Fannie Mae	79,300		4,631,120
Tobacco 1.0%
Altria Group	70,300		4,545,598
Total Common Stocks (Cost $399,259,599)			432,860,575

Short-Term Holdings 5.7%
Fixed Time Deposits 5.0%
BNP Paribas, Grand Cayman 3.35%, 7/1/2005	$23,315,000		23,315,000

See footnotes on page 11.

Portfolio of Investments  (unaudited)
June 30, 2005

	Principal Amount	Value
Repurchase Agreement 0.7%
State Street Corporation 2.65%, dated 6/30/2005, maturing 7/1/2005 in the amount of $3,282,242, collateralized by: $3,260,000 US Treasury Notes 4.25%, 8/15/2014, with a fair market value of $3,382,250 (Cost $3,282,000)	$3,282,000	$3,282,000
Total Short-Term Holdings (Cost $26,597,000)		26,597,000

Total Investments (Cost $425,856,599) 99.2%		459,457,575

Other Assets Less Liabilities 0.8%		3,585,859

Net Assets 100.0%		$463,043,434

*  Non-income producing security.

See Notes to Financial Statements.

Statement of Assets and Liabilities  (unaudited)
June 30, 2005

Assets:
Investments, at value
Common stocks (cost $399,259,599)	$432,860,575
Short-term holdings (cost $26,597,000)	26,597,000
Total investments (cost $425,856,599)	459,457,575
Cash	106,113
Receivable for securities sold	5,264,325
Receivable for dividends and interest	339,657
Investment in, and expenses prepaid to, shareholder service agent	155,512
Receivable for Capital Stock sold	149,796
Other	11,521
Total Assets	465,484,499

Liabilities:
Payable for securities purchased	1,092,900
Payable for Capital Stock repurchased	831,229
Management fee payable	271,857
Distribution and service fees payable	131,479
Accrued expenses and other	113,600
Total Liabilities	2,441,065
Net Assets	$463,043,434

Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 authorized; 123,701,091 shares outstanding):
Class A	$101,676,017
Class B	7,495,302
Class C	6,257,426
Class D	5,927,393
Class I	2,329,320
Class R	15,633
Additional paid-in capital	755,636,010
Accumulated net investment loss	(676,018)
Accumulated net realized loss	(449,218,625)
Net unrealized appreciation of investments	33,600,976
Net Assets	$463,043,434

Net Asset Value Per Share:
Class A ($392,162,384 ÷ 101,676,017 shares)	$3.86
Class B ($23,490,472 ÷ 7,495,302 shares)	$3.13
Class C ($19,612,194 ÷ 6,257,426 shares)	$3.13
Class D ($18,593,396 ÷ 5,927,393 shares)	$3.14
Class I ($9,124,939 ÷ 2,329,320 shares)	$3.92
Class R ($60,049 ÷ 15,633 shares)	$3.84

See Notes to Financial Statements.

Statement of Operations  (unaudited)
For the Six Months Ended June 30, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $1,689)	$2,634,335
Interest	189,896
Total Investment Income	2,824,231

Expenses:
Management fee	1,633,983
Distribution and service fees	807,543
Shareholder account services	800,358
Custody and related services	65,209
Registration	48,893
Auditing and legal fees	33,654
Shareholder reports and communications	23,799
Directors’ fees and expenses	8,848
Miscellaneous	25,043
Total Expenses	3,447,330
Net Investment Loss	(623,099)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	12,031,766
Net change in unrealized appreciation of investments	(15,460,938)
Net Loss on Investments	(3,429,172)

Decrease in Net Assets from Operations	$(4,052,271)

See Notes to Financial Statements.

Statements of Changes in Net Assets    (unaudited)

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Operations:
Net investment loss	$(623,099)	$(81,301)
Net realized gain on investments	12,031,766	9,516,825
Payment received from the Manager (Note 8)	—	11,460
Net change in unrealized appreciation of investments	(15,460,938)	17,570,311
Increase (Decrease) in Net Assets from Operations	(4,052,271)	27,017,295

Capital Share Transactions:
Net proceeds from sales of shares	8,821,219	16,464,880
Exchanged from associated funds	8,648,375	8,384,309
Total	17,469,594	24,849,189
Cost of shares repurchased	(40,097,843)	(81,083,681)
Exchanged into associated funds	(9,941,656)	(8,007,884)
Total	(50,039,499)	(89,091,565)
Decrease in Net Assets from Capital Share Transactions	(32,569,905)	(64,242,376)
Decrease in Net Assets	(36,622,176)	(37,225,081)

Net Assets:
Beginning of period	499,665,610	536,890,691
End of Period (net of accumulated net investment loss of $676,018 and $52,919, respectively)	$463,043,434	$499,665,610

See Notes to Financial Statements.

Notes to Financial Statements   (unaudited)

1.	Multiple Classes of Shares — Seligman Growth Fund, Inc. (the “Fund”) offers the following six classes of shares:
Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.
Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market

Notes to Financial Statements   (unaudited)

quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2005, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.
3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund’s average daily net assets, 0.65% per annum of the next $1 billion of the Fund’s average daily net assets and 0.60% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $3,363 from sales of Class A shares. Commissions of $19,095 and $1,599 were paid to dealers from the sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis,

Notes to Financial Statements  (unaudited)

payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2005, fees incurred under the Plan aggregated $480,676, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the six months ended June 30, 2005, amounted to $186.

For the six months ended June 30, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares, amounted to $128,295, $104,214, $94,218 and $140, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the six months ended June 30, 2005, such charges amounted to $7,370. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2005, Seligman Services, Inc. received commissions of $1,760 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $157,409, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $800,358 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Notes to Financial Statements  (unaudited)

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of June 30, 2005, the Fund’s potential obligation under the Guaranties is $310,200. As of June 30, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $43,170.
Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.
The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at June 30, 2005, of $31,409 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2005, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2005, amounted to $260,106,244 and $312,378,326, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2005, and will vary from the final tax information as of the Fund’s year end.

Notes to Financial Statements  (unaudited)

At June 30, 2005, the cost of investments for federal income tax purposes was $436,399,907. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $10,543,308.

At June 30, 2005, the tax basis components of accumulated earnings (losses) were as follows:
Gross unrealized appreciation of portfolio securities	$45,813,974
Gross unrealized depreciation of portfolio securities	(22,756,306)
Net unrealized appreciation of portfolio securities	23,057,668
Capital loss carryforward	(450,177,470)
Current period undistributed net realized gain	11,502,153
Total accumulated losses	$(415,617,649)

At December 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $450,177,470. This capital loss is available for offset against future taxable net capital gains, with $625 expiring in 2008, $216,042,139 expiring in 2009 and $234,134,706 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
	Six Months Ended June 30, 2005		Year Ended December 31, 2004
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,414,097	$5,399,577	1,842,920	$6,822,104
Exchanged from associated funds	1,250,791	4,812,907	1,076,837	3,994,634
Converted from Class B*	316,888	1,203,551	557,556	2,055,144
Total	2,981,776	11,416,035	3,477,313	12,871,882
Cost of shares repurchased	(7,514,765)	(28,488,286)	(16,014,082)	(59,156,220)
Exchanged into associated funds	(1,373,477)	(5,232,213)	(1,126,045)	(4,162,613)
Total	(8,888,242)	(33,720,499)	(17,140,127)	(63,318,833)
Decrease	(5,906,466)	$(22,304,464)	(13,662,814)	$(50,446,951)

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	216,282	$666,550	576,824	$1,744,555
Exchanged from associated funds	801,740	2,506,558	776,513	2,357,451
Total	1,018,022	3,173,108	1,353,337	4,102,006
Cost of shares repurchased	(1,262,931)	(3,898,189)	(2,577,894)	(7,806,275)
Exchanged into associated funds	(1,205,422)	(3,744,091)	(581,494)	(1,749,257)
Converted to Class A*	(389,345)	(1,203,551)	(681,623)	(2,055,144)
Total	(2,857,698)	(8,845,831)	(3,841,011)	(11,610,676)
Decrease	(1,839,676)	$(5,672,723)	(2,487,674)	$(7,508,670)

See footnote on page 20.

Notes to Financial Statements  (unaudited)

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	163,538	$507,812	757,241	$2,308,110
Exchanged from associated funds	38,433	119,388	179,830	553,741
Total	201,971	627,200	937,071	2,861,851
Cost of shares repurchased	(1,126,983)	(3,480,730)	(2,513,641)	(7,553,439)
Exchanged into associated funds	(170,368)	(528,134)	(200,795)	(603,228)
Total	(1,297,351)	(4,008,864)	(2,714,436)	(8,156,667)
Decrease	(1,095,380)	$(3,381,664)	(1,777,365)	$(5,294,816)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	472,172	$1,456,684	1,085,540	$3,279,067
Exchanged from associated funds	390,390	1,209,020	468,260	1,428,746
Total	862,562	2,665,704	1,553,800	4,707,813
Cost of shares repurchased	(1,153,095)	(3,557,990)	(1,952,531)	(5,907,293)
Exchanged into associated funds	(141,720)	(435,920)	(500,154)	(1,492,070)
Total	(1,294,815)	(3,993,910)	(2,452,685)	(7,399,363)
Decrease	(432,253)	$(1,328,206)	(898,885)	$(2,691,550)

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	204,745	$783,078	619,840	$2,309,306
Cost of shares repurchased	(170,603)	(672,648)	(179,177)	(660,454)
Increase	34,142	$110,430	440,663	$1,648,852

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,987	$7,518	456	$1,738
Exchanged from associated funds	132	502	13,089	49,737
Total	2,119	8,020	13,545	51,475
Exchanged into associated funds	(347)	(1,298)	(186)	(716)
Increase	1,772	$6,722	13,359	$50,759

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements  (unaudited)

8.	Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (“Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not affect Seligman Growth Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $11,460 paid to Seligman Growth Fund, which has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

Financial Highlights  (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A
			Year Ended December 31,
	Six Months Ended 6/30/05		2004	2003	2002	2001	2000

Per Share Data:
Net Asset Value, Beginning of Period	$3.88		$3.67	$2.80	$4.38	$5.70	$8.62
Income (Loss) from Investment Operations:
Net investment income (loss)	— **		— **	(0.01)	(0.02)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	(.02)		0.21	0.88	(1.56)	(1.10)	(1.12)
Total from Investment Operations	(.02)		0.21	0.87	(1.58)	(1.12)	(1.17)
Less Distributions:
Distributions from net realized capital gain	—		—	—	—	(0.20)	(1.75)
Total Distributions	—		—	—	—	(0.20)	(1.75)
Net Asset Value, End of Period	$3.86		$3.88	$3.67	$2.80	$4.38	$5.70

Total Return	(0.52)%		5.72%	31.07%	(36.07)%	(19.33)%	(16.18)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$392,162		$417,597	$444,920	$381,195	$673,975	$917,728
Ratio of expenses to average net assets	1.39%	†	1.36%	1.40%	1.41%	1.24%	1.14%
Ratio of net investment income (loss) to average net assets	(0.17)%	†	0.09%	(0.30)%	(0.59)%	(0.44)%	(0.52)%
Portfolio turnover rate	56.87%		93.99%	60.25%	82.34%	148.57%	158.94%

See footnotes on page 27.

Financial Highlights  (unaudited)

CLASS B
			Year Ended December 31,
	Six Months Ended 6/30/05		2004	2003	2002	2001	2000

Per Share Data:
Net Asset Value, Beginning of Period	$3.17		$3.02	$2.32	$3.66	$4.84	$7.65
Income (Loss) from Investment Operations:
Net investment loss	(0.01)		(0.02)	(0.03)	(0.04)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.03)		0.17	0.73	(1.30)	(0.93)	(0.97)
Total from Investment Operations	(0.04)		0.15	0.70	(1.34)	(0.98)	(1.06)
Less Distributions:
Distributions from net realized capital gain	—		—	—	—	(0.20)	(1.75)
Total Distributions	—		—	—	—	(0.20)	(1.75)
Net Asset Value, End of Period	$3.13		$3.17	$3.02	$2.32	$3.66	$4.84

Total Return	(1.26)%		4.97%	30.17%	(36.61)%	(19.88)%	(16.80)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$23,490		$29,554	$35,657	$30,642	$62,233	$90,896
Ratio of expenses to average net assets	2.14%	†	2.12%	2.16%	2.17%	2.00%	1.90%
Ratio of net investment loss to average net assets	(0.93)%	†	(0.67)%	(1.06)%	(1.35)%	(1.20)%	(1.28)%
Portfolio turnover rate	56.87%		93.99%	60.25%	82.34%	148.57%	158.94%

See footnotes on page 27.

Financial Highlights  (unaudited)

CLASS C
			Year Ended December 31,
	Six Months Ended 6/30/05		2004	2003	2002	2001	2000

Per Share Data:
Net Asset Value, Beginning of Period	$3.17		$3.02	$2.32	$3.66	$4.84	$7.64
Income (Loss) from Investment Operations:
Net investment loss	(0.01)		(0.02)	(0.03)	(0.04)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.03)		0.17	0.73	(1.30)	(0.93)	(0.96)
Total from Investment Operations	(0.04)		0.15	0.70	(1.34)	(0.98)	(1.05)
Less Distributions:
Distributions from net realized capital gain	—		—	—	—	(0.20)	(1.75)
Total Distributions	—		—	—	—	(0.20)	(1.75)
Net Asset Value, End of Period	$3.13		$3.17	$3.02	$2.32	$3.66	$4.84

Total Return	(1.26)%		4.97%	30.17%	(36.61)%	(19.88)%	(16.70)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$19,612		$23,281	$27,539	$25,184	$54,935	$64,428
Ratio of expenses to average net assets	2.14%	†	2.12%	2.16%	2.17%	2.00%	1.90%
Ratio of net investment loss to average net assets	(0.93)%	†	(0.67)%	(1.06)%	(1.35)%	(1.20)%	(1.28)%
Portfolio turnover rate	56.87%		93.99%	60.25%	82.34%	148.57%	158.94%

See footnotes on page 27.

Financial Highlights  (unaudited)

CLASS D
			Year Ended December 31,
	Six Months Ended 6/30/05		2004	2003	2002	2001	2000

Per Share Data:
Net Asset Value, Beginning of Period	$3.17		$3.02	$2.32	$3.66	$4.84	$7.65
Income (Loss) from Investment Operations:
Net investment loss	(0.01)		(0.02)	(0.03)	(0.04)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.02)		0.17	0.73	(1.30)	(0.93)	(0.97)
Total from Investment Operations	(0.03)		0.15	0.70	(1.34)	(0.98)	(1.06)
Less Distributions:
Distributions from net realized capital gain	—		—	—	—	(0.20)	(1.75)
Total Distributions	—		—	—	—	(0.20)	(1.75)
Net Asset Value, End of Period	$3.14		$3.17	$3.02	$2.32	$3.66	$4.84

Total Return	(0.95)%		4.97%	30.17%	(36.61)%	(19.88)%	(16.80)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$18,593		$20,153	$21,911	$17,647	$35,595	$53,665
Ratio of expenses to average net assets	2.14%	†	2.12%	2.16%	2.17%	2.00%	1.90%
Ratio of net investment loss to average net assets	(0.93)%	†	(0.67)%	(1.06)%	(1.35)%	(1.20)%	(1.28)%
Portfolio turnover rate	56.87%		93.99%	60.25%	82.34%	148.57%	158.94%

See footnotes on page 27.

Financial Highlights  (unaudited)

CLASS I
			Year Ended December 31,
	Six Months Ended 6/30/05		2004	2003	2002	11/30/01* to 12/31/01

Per Share Data:
Net Asset Value, Beginning of Period	$3.93		$3.70	$2.81	$4.38	$4.41
Income (Loss) from Investment Operations:
Net investment income (loss)	0.01		0.02	— **	— **	— **
Net realized and unrealized gain (loss) on investments	(0.02)		0.21	0.89	(1.57)	(0.03)
Total from Investment Operations	(0.01)		0.23	0.89	(1.57)	(0.03)
Net Asset Value, End of Period	$3.92		$3.93	$3.70	$2.81	$4.38

Total Return	(0.25)%		6.22%	31.67%	(35.84)%	(0.68)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$9,125		$9,026	$6,862	$3,986	$115
Ratio of expenses to average net assets	0.88%	†	0.88%	0.96%	0.98%	0.64%	†
Ratio of net investment income (loss) to average net assets	0.33%	†	0.58%	0.14%	(0.16)%	0.49%	†
Portfolio turnover rate	56.87%		93.99%	60.25%	82.34%	148.57%	††
Without expense reimbursement:ø
Ratio of expenses to average net assets					1.02%	1.37%
Ratio of net investment loss to average net assets					(0.20)%	(0.24)%	†

See footnotes on page 27.

Financial Highlights  (unaudited)

CLASS R
	Six Months Ended 6/30/05		Year Ended 12/31/04	4/30/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$3.87		$3.67	$2.99
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.01)		(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.02)		0.21	0.69
Total from Investment Operations	(0.03)		0.20	0.68
Net Asset Value, End of Period	$3.84		$3.87	$3.67

Total Return	(0.78)%		5.45%	22.74%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$60		$54	$2
Ratio of expenses to average net assets	1.64%	†	1.62%	1.62%	†
Ratio of net investment income (loss) to average net assets	(0.43)%	†	(0.17)%	(0.51)%	†
Portfolio turnover rate	56.87%		93.99%	60.25%	‡

*	Commencement of offering of shares.
**	Less than + or – $0.005.
†	Annualized.
††	For the year ended December 31, 2001.
‡	For the year ended December 31, 2003.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.

See Notes to Financial Statements.

Additional Fund Information

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at

www.seligman.com.1

Proxy Voting
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.2

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Growth Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.
[2]	Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

EQGR3 6/05

ITEM 2.	CODE OF ETHICS. Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        The Board of Directors of the Registrant has a adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GROWTH FUND, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	September 7, 2005

By:	/S/ LAWRENCE P. VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	September 7, 2005

SELIGMAN GROWTH FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.